SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 1, 2005
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                               ASB HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        United States                   0-31789             56-2317250
----------------------------           ----------          -------------
(State or other jurisdiction           (File No.)          (IRS Employer
     of incorporation)                                    Identification Number)

  365 Broad Street, Bloomfield, New Jersey               07003
  ----------------------------------------               -----
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:   (974) 748-3600
                                                      --------------

                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 8.01    Other Events
             ------------

         On June 1, 2005, the Registrant announced that its board of directors declared a quarterly cash dividend of $0.09 per share to stockholders of record as of June 15, 2005 payable on or about June 29, 2005. This is the Registrant's first regular quarterly dividend since completing its minority stock offering on October 3, 2003. The Registrant previously paid a special cash divided of $0.75 per share to shareholders in December 2004.

         A copy of the press release announcing the dividend is included with this Form 8-K as an exhibit.

Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------


     Exhibit
     Number                 Description
     ------                 -----------
              99    Press release dated June 1, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           ASB HOLDING COMPANY



Date: June 1, 2005                         By:      /s/Eric B. Heyer
                                                    -------------------------
                                                    Eric B. Heyer
                                                    Senior Vice President and
                                                    Chief Financial Officer